UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 6, 2004	0-29768
Date of Report (Date of earliest event reported)	Commission File Number

24/7 REAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3995672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1250 Broadway New York, New York 10001
(Address of Principal Executive Offices) (Zip Code)

(212) 231-7100
(Registrant’s telephone number, including area code)

Item 2.           Acquisition or Disposition of Assets.

On January 6, 2004, 24/7 Real Media, Inc. (“24/7 Real Media” or the “Company”) completed the acquisition of approximately 90.4% of the outstanding shares of Real Media Korea Co., Ltd., a company formed under the laws of the Republic of South Korea (“RMK”), it does not already own pursuant to the terms and conditions of the Share Acquisition Agreement (the “Acquisition Agreement”), dated as of December 16, 2003, by and among the Company, Real Media, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, RMK and the shareholders of RMK (the “Selling Shareholders”).

The Company paid total consideration of $20.1 million to the Selling Shareholders in exchange for their RMK shares, which consisted of $5.0 million in cash, approximately 10.6 million shares valued at $14.6 million and approximately $0.5 million in transaction costs.    Approximately 0.9% of the outstanding shares of RMK are held in an employee stock union established under Korean law.  Each employee shareholder has agreed to transfer his RMK shares to the Company upon vesting in accordance with the terms and conditions of the stock union and Korean law.  Additionally, the Company is required to issue up to an additional 642,356 shares of common stock to the Selling Shareholders if the volume weighted average price per share of the Company’s common stock for the ten trading days prior to the effective date of the Registration Statement (described below) is less than $1.49.  The cash portion of the purchase price was paid out of the working capital of the Company and the common stock portion of the purchase price consisted of newly issued shares.  For accounting purposes the effective date of the acquisition is January 1, 2004.

Pursuant to the Acquisition Agreement, the Selling Shareholders agreed to a lock-up provision restricting the resale of the shares of common stock received by them in the transaction.  The lock-up restrictions generally lapse in four equal installments, one on each of the effective date of the Registration Statement, July 6, 2004, January 6, 2005 and July 6, 2005, respectively.  Pursuant to the Acquisition Agreement, the parties also entered into a registration rights agreement (the “Registration Rights Agreement”) which requires the Company to file within 20 days a registration statement (the “Registration Statement”) covering the resale of the shares of common stock issued to the Selling Shareholders in connection with this transaction.  The parties also entered into an escrow agreement (the “Escrow Agreement”), pursuant to which 2,126,422 of the shares of common stock payable to the Selling Shareholders will be held in escrow to secure the indemnification obligations of the Selling Shareholders.

The Company also entered into an employment agreement with Mr. Jae Woo Chung, pursuant to which Mr. Chung will continue as Chief Executive Officer of RMK.

The foregoing description of the Company’s acquisition of RMK is only a summary and is qualified in its entirety by reference to the financial statements, pro forma financial statements and exhibits filed herewith (other than Exhibit 99.1), all of which are incorporated by reference herein in their entirety.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Reference is made to the audited financial statements of RMK required by this Form 8-K as listed under the heading Unaudited Pro Forma Combined Financial Statements

(b)           Pro Forma Financial Statements.

Reference is made to the pro forma financial statements of 24/7 Real Media required by this Form 8-K as listed under the heading Unaudited Pro Forma Combined Financial Statements.

(c)           Exhibits.

2.1                                 Share Acquisition Agreement, dated as of December 16, 2003, by and among the Company, RMK and the Selling Shareholders.*

2.2                                 Escrow Agreement, dated as of January 6, 2004, by and among the Company, the Selling Shareholders and The Bank of New York, as escrow agent.

2.3                                 Registration Rights Agreement, dated as of January 6, 2004, by and among the Company and the Selling Shareholders.

23.1                           Consent of Samduk Accounting Corporation.

99.1                           Press Release of 24/7 Real Media, Inc., dated January 8, 2004, entitled “24/7 Real Media Completes the Acquisition of Real Media Korea.”

99.2                         Press Release of 24/7 Real Media, Inc. dated January 12, 2004, entitled “24/7 Real Media Raises Guidance for Full Year 2004.”

99.3                         Press Release of 24/7 Real Media, Inc., dated January 12, 2004, entitled “24/7 Real Media Names Jonathan K. Hsu Chief Financial Officer.”

* Exhibits and Schedules are omitted but will be furnished to the Commission Supplementally upon request.

Item 9.           Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

A press release announcing the transaction was issued by the Company on January 8, 2004 and is furnished herewith as Exhibit 99.1 and is incorporated by reference in its entirety under this Item 9 only.

On January 12, 2004, 24/7 Real Media issued a press release raising its revenue guidance to investors for its fiscal year ended December 31, 2004 and updated its revenue guidance to investors for its fourth fiscal quarter ending December 31, 2003.  A copy of this press release is being furnished herewith as Exhibit 99.2 and is incorporated by reference in its entirety under this Item 9 only.

On January 12, 2004, 24/7 Real Media issued a press release announcing that Jonathan K. Hsu has been promoted to Chief Financial Officer.  A copy of this press release is being furnished herewith as Exhibit 99.3 and is incorporated by reference in its entirety under this Item 9 only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: January 9, 2004	By:	/s/Mark E. Moran
		Name:	Mark E. Moran
		Title:	Executive Vice President and General Counsel

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following Unaudited Pro Forma Combining Balance Sheet as of September 30, 2003 and Unaudited Pro Forma Combining Statement of Operations for the nine month period ended September 30, 2003 and the year ended December 31, 2002 illustrate the effect of the acquisition of RMK.  The Unaudited Pro Forma Combining Balance Sheet assumes that the transaction referred to above was completed as of September 30, 2003 and the Unaudited Pro Forma Combining Statement of Operations assumes that the transaction referred to above was completed as of January 1, 2002.

Under the terms of the transaction, approximately 10.6 million shares of common stock of 24/7 Real Media were exchanged for substantially all of the outstanding shares of capital stock of RMK not previously owned by 24/7 Real Media.  The consideration paid by 24/7 Real Media in connection with the acquisition of approximately $20.1 million consisted of the following:

•                  The payment of $5.0 million in cash;

•                  The issuance of approximately 10.6 million shares of 24/7 Real Media’s common stock valued at approximately $14.6 million; and

•                  Estimated transaction costs of approximately $0.5 million.

Additionally 24/7 Real Media is required to issue up to an additional 642,356 shares of common stock if the volume weighted average price per share of 24/7 Real Media’s common stock for the ten trading days prior to the effective date of the Registration Statement (as described above) is less than $1.49.

The pro forma adjustments are based upon currently available information and upon assumptions that management of each of 24/7 Real Media and RMK believes are reasonable.  24/7 Real Media will account for the acquisition based upon the estimated fair market value of the net tangible and intangible assets acquired at the date of acquisition.  The adjustments included in the Unaudited Pro Forma Combining Financial Statements represent the preliminary determination of these adjustments based upon the available information.  24/7 Real Media cannot assure the actual adjustments will not differ significantly from the pro forma adjustments reflected in the pro forma financial information.

The acquisition has been accounted for using the purchase method of accounting, and, accordingly, the purchase price will be allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their fair value on the acquisition date.  24/7 Real Media is in the process of performing an allocation of identifiable intangible assets of RMK.  The preliminary allocation of the purchase price may be subject to change depending on the final outcome.  For pro forma purposes, the Company has assumed that the historical carrying amounts of such assets and liabilities approximated their fair values.  The purchase price in excess of the assets assumed was preliminarily allocated to goodwill.

The Unaudited Pro Forma Combining Financial Statements are for information purposes and are not necessarily indicative of either future results of operations or results that might have been achieved if the foregoing transaction had been consummated as of the indicated dates.  The Unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of 24/7 Real Media and RMK, together with the related notes thereto.  We have included the historical financial statement of RMK elsewhere in this document.

24/7 REAL MEDIA, INC.

UNAUDITED PRO FORMA COMBINING BALANCE SHEETS

AS OF SEPTEMBER 30, 2003

(in thousands)

	24/7 REAL MEDIA	RMK HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
ASSETS
Current assets:
Cash and short term investments	$23,779	$3,206	$(5,000	)(1)	$21,985
Accounts receivable, net	10,150	3,317			13,467
Prepaid expenses and other current assets	1,213	74			1,287

Total current assets	35,142	6,597	(5,000)		36,739

Property and equipment, net	3,160	137			3,297
Goodwill	2,621	—	16,311	(1)	18,932
Intangible assets, net	5,295	—			5,295
Other assets	3,337	470	(48	)(2)	3,759

Total assets	$49,555	$7,204	$11,263		$68,022

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$14,134	$3,390	$485	(1)	$18,009
Current installments of obligations under capital leases	55	—			55
Deferred revenue	2,750	—			2,750

Total current liabilities	16,939	3,390	485		20,814

Subordinated convertible debentures, 2%, due 2006	13,167	—			13,167
Other long term liabilities	355	—			355

Total liabilities	30,461	3,390	485		34,336

Commitments and contingencies

Stockholders’ equity:
Preferred stock	10	—			10
Common stock	1,080	2,476	107	(1)	1,187
			(2,476	)(1)
Additional paid-in capital	1,109,426	34	14,533	(1)	1,123,911
			(34	)(1)
			(48	)(2)
Deferred stock compensation	(359)	—			(359)
Accumulated other comprehensive income (loss)	376	(93)	93	(1)	376
(Accumulated deficit) retained earnings	(1,091,439)	1,397	(1,397	)(1)	(1,091,439)

Total stockholders’ equity	19,094	3,814	10,778		33,686

Total liabilities and stockholders’ equity	$49,555	$7,204	$11,263		$68,022

See accompanying notes to unaudited pro forma combining financial statements.

24/7 REAL MEDIA, INC.

UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(in thousands, except share and per share data)

	24/7 REAL MEDIA HISTORICAL	RMK HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
Revenues:
Integrated media solutions	$24,657	$7,716			$32,373
Technology solutions	11,351	400			11,751
Total revenues	36,008	8,116			44,124

Cost of revenues:
Integrated media solutions	15,357	6,502			21,859
Technology solutions	3,183	50			3,233
Total cost of revenues	18,540	6,552			25,092

Gross profit	17,468	1,564			19,032

Operating expenses:

Sales and marketing	9,487	415			9,902
General and administrative	8,485	403			8,888
Product development	2,213	197			2,410
Amortization of intangible assets	1,970	—			1,970
Stock-based compensation	489	—			489

Total operating expenses	22,644	1,015			23,659

(Loss) income from operations	(5,176)	549			(4,627)

Interest income (expense), net	(141)	66			(75)
Other (expense) income	(849)	24			(825)

(Loss) income before provision for income taxes	(6,166)	639			(5,527)

Provision for income taxes	52	216			268

Net (loss) income	(6,218)	423			(5,795)

Dividends on preferred stock	(488)	—			(488)
Preferred stock conversion discount	(1,780)	—			(1,780)
Net (loss) income attributable to common stockholders	$(8,486)	$423			$(8,063)

Loss per common share - basic and diluted
Net loss	$(0.08)				$(0.07)
Preferred stock dividends and conversion discount	(0.03)				(0.03)
Loss attributable to common stockholders	$(0.11)				$(0.10)

Weighted average shares outstanding	74,055,588		10,632,106	(1)	84,687,694

See accompanying notes to unaudited pro forma combining financial statements.

UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(in thousands, except share and per share data)

	24/7 REAL MEDIA HISTORICAL	RMK HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
Revenues:
Integrated media solutions	$28,800	$7,626			$36,426
Technology solutions	13,758	457			14,215
Total revenues	42,558	8,083			50,641

Cost of revenues:
Integrated media solutions	19,321	6,209			25,530
Technology solutions	3,448	37			3,485
Total cost of revenues	22,769	6,246			29,015

Gross profit	19,789	1,837			21,626

Operating expenses:

Sales and marketing	12,675	358			13,033
General and administrative	14,212	463			14,675
Product development	3,924	210			4,134
Amortization of intangible assets	2,057	—			2,057
Stock-based compensation	2,790	—			2,790
Restructuring costs	2,048	—			2,048
Loss on sale of non-core asets, net	327	—			327

Total operating expenses	38,033	1,031			39,064

(Loss) income from operations	(18,244)	806			(17,438)

Interest (expense) income, net	(268)	70			(198)
Other income	1,013	13			1,026

(Loss) income before provision for income taxes	(17,499)	889			(16,610)

Provision for income taxes	—	259			259

Net (loss) income	(17,499)	630			(16,869)

Dividends on preferred stock	(189)	—			(189)
Preferred stock conversion discount	(6,628)	—			(6,628)
Net (loss) income attributable to common stockholders	$(24,316)	$630			$(23,686)

Loss per common share - basic and diluted
Net loss	$(0.33)				$(0.26)
Preferred stock dividends and conversion discount	(0.13)				(0.11)
Loss attributable to common stockholders	$(0.46)				$(0.37)

Weighted average shares outstanding	53,000,957		10,632,106	(1)	63,633,063

24/7 REAL MEDIA, INC.

NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

(1)         Reflects the acquisition by 24/7 Real Media of RMK at January 6, 2004 as follows:

a.              the payment of $5.0 million in cash;

b.             the issuance of approximately 10.6 million shares of 24/7 Real Media common stock;

c.              estimated transaction costs of approximately $485,000;

d.             the elimination of historical net assets acquired; and

e.              24/7 Real Media has made a preliminary allocation of excess cost over estimated net assets acquired to goodwill as RMK’s assets and liabilities are estimated to approximate fair value.

			(in thousands)
a.	Payment of cash		$5,000

b.	Issuance of Common Stock:
	Shares issued	10,632,106
	Per share price	1.38
	Value of shares issued		14,640

c.	Estimated transaction costs		485

	Purchase Price		20,125

d.	Deduct: Net assets acquired		3,814

	Excess of cost over fair value of net assets acquired		$16,311

(2)         Reflects the elimination of 24/7 Real Media’s cost based investment in RMK.

Reclassification

Certain reclassifications have been make to RMK financial statements to conform to 24/7 Real Media’s presentation.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Share Acquisition Agreement, dated as of December 16, 2003, by and among the Company, RMK and the Selling Shareholders.

2.2	Escrow Agreement, dated as of January 6, 2004, by and among the Company, the Selling Shareholders and The Bank of New York, as escrow agent.

2.3	Registration Rights Agreement, dated as of January 6, 2004, by and among the Company and the Selling Shareholders.

23.1	Consent of Samduk Accounting Corporation.

99.1	Press Release of 24/7 Real Media, Inc., dated January 8, 2004, entitled “24/7 Real Media Completes the Acquisition of Real Media Korea.”

99.2	Press Release of 24/7 Real Media, Inc. dated January 12, 2004, entitled “24/7 Real Media Raises Guidance for Full Year 2004.”

99.3	Press Release of 24/7 Real Media, Inc., dated January 12, 2004, entitled “24/7 Real Media Names Jonathan K. Hsu Chief Financial Officer.”

* Exhibits and Schedules are omitted but will be furnished to the Commission Supplementally upon request.